Exhibit 99.1

                             JOINT FILING AGREEMENT

                            PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he, she or it knows that such information is inaccurate.

December 23, 2009                             /s/ Gary E. King
                                              ----------------------------------
                                              Signature

                                              Gary E. King
                                              ----------------------------------
                                              Name

                                              /s/ Donald Craig
                                              ----------------------------------
                                              Signature

                                              Donald Craig
                                              ----------------------------------
                                              Name

                                              /s/ Teresita Craig
                                              ----------------------------------
                                              Signature

                                              Teresita Craig
                                              ----------------------------------
                                              Name

                                              /s/ Erin Craig
                                              ----------------------------------
                                              Signature

                                              Erin Craig
                                              ----------------------------------
                                              Name

                                              /s/ Justin Craig
                                              ----------------------------------
                                              Signature

                                              Justin Craig
                                              ----------------------------------
                                              Name

                                              /s/ Greg Aff
                                              ----------------------------------
                                              Signature

                                              Greg Aff
                                              ----------------------------------
                                              Name

                                              /s/ Candace Broadfoot
                                              ----------------------------------
                                              Signature

                                              Candace Broadfoot
                                              ----------------------------------
                                              Name

                                              /s/ Curtis King
                                              ----------------------------------
                                              Signature

                                              Curtis King
                                              ----------------------------------
                                              Name

                                              /s/ Lois A. King
                                              ----------------------------------
                                              Signature

                                              Lois A. King
                                              ----------------------------------
                                              Name

                                              /s/ Kenneth Craig
                                              ----------------------------------
                                              Signature

                                              Kenneth Craig
                                              ----------------------------------
                                              Name

                                              /s/ Rose Marie Craig
                                              ----------------------------------
                                              Signature

                                              Rose Marie Craig
                                              ----------------------------------
                                              Name

                                              /s/ Teddy B. Sparling
                                              ----------------------------------
                                              Signature

                                              Teddy B. Sparling
                                              ----------------------------------
                                              Name

                                              Nicola O'Sullivan Trust

                                              By: /s/ Nicola O'Sullivan
                                              ----------------------------------
                                              Signature

                                              Nicola O'Sullivan, Trustee
                                              ----------------------------------
                                              Name

                                              /s/ Lawrence D. Wilder
                                              ----------------------------------
                                              Signature

                                              Lawrence D. Wilder
                                              ----------------------------------
                                              Name